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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2004


                         ServiceWare Technologies, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 000-30277                25-1647861
         ---------------          ------------            ----------------
         (State or other          (Commission             (I.R.S. Employer
         jurisdiction of          File Number)           Identification No.)
          incorporation)


          12 Federal Street, One North Shore,
              Suite 503, Pittsburgh, PA                            15212
        ----------------------------------------                 ---------
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (412) 222-4050
                                                           ---------------

                      333 Allegheny Avenue, Suite 301 North
                                Oakmont, PA 15139
               --------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 of Form 8-K pursuant to Regulation FD under the Securities Act of 1933, as amended.

         Subject to risks and uncertainties disclosed from time to time in the Company's filings with the Securities and Exchange Commission, the Company currently projects: (1) total revenues of approximately $15,200,000 for the 2004 calendar year and (2) income from operations in the range of $700,000 to $1,200,000 for the 2004 calendar year.

         This Report is furnished and is not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.



            Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions investors that the projections contained in this Report are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, risks related to revenue expectations, ServiceWare's software strategy, fluctuations in customer demand, performance of outside distributors and resellers, use of the Web as a delivery vehicle for customer support solutions, risks resulting from new product introductions, integration of acquired products with current offerings, and customer acceptance of new products, rapid technological change, risks associated with competition, continued growth in the use of the Internet, ServiceWare's ability to retain and increase revenue from existing customers and to execute agreements with new customers, unforeseen expenses, ServiceWare's ability to attract and retain qualified personnel and to secure necessary financing for its operations and business development, and other market conditions and risks detailed from time to time in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21, 2004             SERVICEWARE TECHNOLOGIES, INC.



                                    By:  /s/ Kent Heyman
                                         ----------------------------------
                                    Name:  Kent Heyman
                                    Title: President and Chief Executive Officer